UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

BLUE WORLD ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41256	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

244 Fifth Avenue, Suite B-88
New York, NY 10001

(Address of principal executive offices)

(646) 998-9582

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant, each whole warrant to acquire one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	BWAQU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BWAQ	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	BWAQW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Class A Ordinary Share	BWAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

PIPE Purchase Agreement

As previously disclosed, on August 10, 2023, Blue World Acquisition Corporation (“BWAQ”) entered into an Agreement and Plan of Merger, dated as of August 10, 2023, as amended on December 6, 2023, February 6, 2024 and February 29, 2024 (as the same may be amended, restated or supplemented, the “Business Combination Agreement”) with TOYO Co., Ltd, a Cayman Islands exempted company (“PubCo”), TOYOone Limited, a Cayman Islands exempted company, TOPTOYO INVESTMENT PTE. LTD., a Singapore private company limited by shares, Vietnam Sunergy Cell Company Limited, a Vietnamese company, Vietnam Sunergy Joint Stock Company, a Vietnam joint stock company, Fuji Solar Co., Ltd, a Japanese company, WA Global Corporation, a Cayman Islands exempted company, Belta Technology Company Limited, a Cayman Islands exempted company, and BestToYo Technology Company Limited, a Cayman Islands exempted company, regarding a proposed business combination and related transactions (the “Transactions”).

On March 6, 2024, BWAQ entered into a share purchase agreement (the “PIPE Purchase Agreement”) with PubCo and a certain investor, NOTAM Co., Ltd., a Japanese corporation (“NOTAM”), in connection with the Transactions. Pursuant to the PIPE Purchase Agreement, NOTAM agrees to purchase a total of 600,000 Class A ordinary shares, par value $0.0001 per share, of BWAQ (the “PIPE Shares”), at a purchase price of $10.00 per share, for an aggregate purchase price of $6,000,000 (the “PIPE Purchase Price”). Upon the written notice of BWAQ, at least three (3) business days prior to the reasonably expected closing date of the Transactions provided in such notice, NOTAM will deliver or cause to be delivered the PIPE Purchase Price into an escrow account with Continental Stock Transfer & Trust Company, as the escrow agent (the “Escrow Agent”).

The closing of the sale of the PIPE Shares (the “PIPE Closing”) will be held on the same date and immediately prior to the closing of the Transactions. At the PIPE Closing, BWAQ will issue and deliver to NOTAM the PIPE Shares against the release of the PIPE Purchase Price by the Escrow Agent to BWAQ. If the closing of the Transactions does not occur or if the PIPE Shares are not converted into Converted PIPE Shares (as defined below) within thirty (30) days after the PIPE Purchase Price is delivered to the Escrow Agent, the Escrow Agent will automatically return to NOTAM the PIPE Purchase Price.

Pursuant to the Business Combination Agreement, each ordinary share of BWAQ, including the PIPE Shares, issued and outstanding immediately prior to the Merger Effective Time (as defined in the Business Combination Agreement) will automatically be converted into the right to receive one (1) ordinary share of PubCo, par value $0.0001 per share (“Converted PIPE Shares”). NOTAM is entitled to make up to two (2) demands that PubCo register such Converted PIPE Shares, if and only if the Converted PIPE Shares are not registered on a registration statement on Form F-4 containing a prospectus/proxy statement relating to the Transactions to be filed by PubCo with the U.S. Securities and Exchange Commission (the “SEC”). In addition, NOTAM has certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of the Transactions. PubCo will bear the expenses incurred in connection with the filing of any such registration statements.

A copy of the PIPE Purchase Agreement is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the PIPE Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the PIPE Purchase Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Report is incorporated by reference into this Item 3.02. The issuance of the PIPE Shares to NOTAM will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and is in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation S promulgated thereunder.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the advantages and expected growth of the combined company, the cash position of the combined company following the closing, the ability of TOYO Solar and BWAQ to consummate the proposed Transactions and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in BWAQ’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2023 (the “Form 10-K”), BWAQ’s final prospectus dated January 31, 2023 filed with the SEC (the “Final Prospectus”) related to IPO, and in other documents filed by BWAQ with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: TOYO Solar’s or the combined company’s limited operating history; the ability of TOYO Solar or the combined company to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of TOYO Solar or the combined company; the inability to complete the proposed Transactions; the inability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by BWAQ shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Transactions; costs related to the proposed Transactions; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and the proxy statement to be filed relating to the Transactions. Other factors include the possibility that the proposed Transactions do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

TOYO Solar, PubCo and BWAQ each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of TOYO Solar, PubCo or BWAQ with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Transactions, PubCo intends to file with the SEC a registration statement on Form F-4, which will include a preliminary proxy statement containing information about the proposed Transactions and the respective businesses of TOYO Solar and BWAQ, as well as the prospectus relating to the offer of the PubCo securities to be issued to in connection with the completion of the proposed Transactions. After the registration statement is declared effective, BWAQ will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of BWAQ will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

PubCo, TOYO Solar, BWAQ and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from BWAQ’s shareholders with respect to the proposed Transactions. Information regarding BWAQ’s directors and executive officers is available in BWAQ’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	PIPE Purchase Agreement dated March 6, 2024, by and among Blue World Acquisition Corporation, TOYO Co., Ltd, and NOTAM Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue World Acquisition Corporation

	By:	/s/ Liang Shi
	Name:	Liang Shi
	Title:	Chief Executive Officer

Date: March 8, 2024

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